                                                        EXHIBIT 10.p.ii


                             REGISTRATION AGREEMENT

        This Agreement is made as of December 27, 1988, among TriMas Corporation, a Delaware corporation ("TriMas"), Masco Corporation, a Delaware Corporation ("Masco") and Masco Industries, Inc., a Delaware corporation ("Industries").

        WHEREAS, Industries has agreed, pursuant to an Acquisition and Subscription Agreement dated as of November 7, 1988 (the "Acquisition Agreements"), to transfer certain businesses and cash to TriMas in exchange for TriMas common stock, TriMas preferred stock and TriMas subordinated debentures;

        WHEREAS, Masco currently owns TriMas common stock and has agreed, pursuant to the Acquisition Agreement, to contribute cash to TriMas in exchange for additional shares of TriMas common stock, and proposes thereafter to distribute as a dividend a portion of its shares of TriMas common stock to its stockholders, as a result of which TriMas will become a publicly held corporation with approximately 48% of its outstanding common stock owned by Industries and approximately 19% owned by Masco; and

        WHEREAS, in connection with the Acquisition Agreement, TriMas has agreed to provide to Masco and Industries certain registration rights as provided herein.

        NOW, THEREFORE, the parties agree as follows:

        1 (a). Registration of TriMas Common Stock. At any time that Masco and Industries own in the aggregate at least 20% of the outstanding common stock of TriMas, par value $.01 per share (the "Common Stock"), whenever TriMas shall receive a written request signed by Masco or Industries requesting TriMas to file a registration statement under the Securities Act of 1933, as in effect at the relevant time, or a comparable statement under any similar Federal statute then in effect (a "Common Stock Registration Statement"), TriMas shall promptly prepare and file a Common Stock Registration Statement covering the Common Stock requested to be registered and any other Common Stock of registered holders who acquired such Common Stock from Masco or Industries and who have obtained a written agreement from Masco or Industries to participate hereunder (which agreement shall have been filed with TriMas), which, upon inquiry to be then made of all such holders by TriMas, is requested by such holders to be included therein (the "Common Stock Holders"), and use its best efforts to cause the Common Stock Registration Statement to become effective and remain effective for the period required to permit the public offering and sale of the Common Stock covered thereby; provided, however, that (i) TriMas shall not be obligated to make any such filing with respect to less than 300,000 shares of Common Stock (as adjusted from time to time for stock splits, dividends and similar events), (ii) TriMas shall not be obligated to make any such filing within 12 months from the effective date of the next preceding filing made pursuant to this Paragraph 1, and (iii) TriMas may elect to defer, for a period not exceeding a total of 90 days, the preparation of any such Common Stock Registration Statement if in TriMas' good faith judgment pending or prospective business developments justify a temporary delay. All expenses (other than fees and expenses of any underwriters and counsel to Masco, Industries and the Common Stock Holders) in connection with registrations undertaken by TriMas pursuant to this Paragraph 1 shall be borne by TriMas. Either Masco or Industries, as determined by which of them first requests the filing of each Common Stock Registration Statement, shall be deemed to be the representative of the other and all Common Stock Holders, with full authority to select a managing underwriter, withdraw or abandon the Common Stock Registration Statement, and make comparable decisions on behalf of the other and all Common Stock Holders after reasonable consultation therewith

     1 (b). Registration Procedures. (i) Whenever TriMas shall file a Common Stock Registration Statement pursuant to this Paragraph 1, TriMas shall (A) thereafter, for such period of time as shall be required in connection with the transactions contemplated thereby and permitted by applicable rules, regulations and administrative practice, file all post-effective amendments and supplements thereto and all filings under the Securities Exchange Act of 1934 that are necessary or appropriate so that neither the Common Stock Registration Statement nor any related prospectus shall contain any material misstatement or omission relative to TriMas or any of its assets or its business or affairs and so that the Common Stock Registration Statement and such prospectus will otherwise comply with all applicable legal requirements, (B) furnish to Masco, Industries and the Common Stock Holders such number of copies of the Common Stock Registration Statement and any related preliminary prospectus, prospectus, post-effective amendment or supplement as Masco, Industries and the Common Stock Holders reasonably may request, and (C) take all action that may be necessary under the securities or Blue Sky laws of any state and as reasonably may be requested by Masco, Industries or the Common Stock Holders to permit the public offering and sale of the Common Stock covered by the Common Stock Registration Statement; provided, however, that in no event shall TriMas be obligated to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Common Stock, in any jurisdiction where it is not now subject. In connection with any such Common Stock

Registration Statement, TriMas shall deliver to Masco, Industries and the Common Stock Holders and any underwriters for Masco, Industries and the Common Stock Holders such indemnities, contribution agreements, opinions of counsel and letters of independent public accountants as are then customarily given to underwriters of registered public offerings and selling security holders. The underwriters and Masco, Industries and the Common Stock Holders shall deliver to TriMas such indemnities, contribution agreements and opinions as are then customarily given to issuers of registered public offerings.

        (ii) Anything in this Agreement to the contrary notwithstanding, TriMas shall not be obligated to file a Common Stock Registration Statement pursuant to this Paragraph 1 unless Masco, Industries and the Common Stock Holders shall have furnished TriMas in writing all information with respect to Masco, Industries and the Common Stock Holders, the Common Stock held by Masco, Industries and the Common Stock Holders and requested to be so included, the transaction or transactions which Masco, Industries and the Common Stock Holders contemplate and each underwriter who will act for Masco, Industries and the Common Stock Holders in connection therewith, that any law, rule or regulation requires to be disclosed therein.

        (iii) TriMas covenants that it will file the reports required to be filed by it under the Securities Exchange Act of 1934, as in effect from time to time, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will deliver to Masco and Industries at their request a written statement affirming that it has complied with such requirements.

        2 (a). Registration of TriMas Preferred Stock. Whenever TriMas shall receive a written request signed by Industries requesting TriMas to file a registration statement under the Securities Act of 1933, as in effect at the relevant time, or a comparable statement under any similar Federal statute then in effect (a "Preferred Stock Registration Statement") with respect to the $100 Convertible Participating Preferred Stock of TriMas, par value $1.00 per share (the "Preferred Stock"), TriMas shall promptly prepare and file a Preferred Stock Registration Statement covering the Preferred Stock requested to be registered and any other Preferred Stock of registered holders thereof who acquired such Preferred Stock from Industries and who have obtained a written agreement from Industries to participate hereunder (which agreement shall have been filed with TriMas) which, upon inquiry to be then made of all such holders by TriMas, is requested by such holders to be included therein (the "Preferred Stock Holders"), and use its best efforts to cause the Preferred Stock Registration Statement to become effective and to remain effective for the period required to permit the public offering and sale of the Preferred Stock covered thereby; provided, however, that (i) TriMas shall not be obligated to make any such filing with respect to less than 10,000 shares of Preferred Stock,
(ii) TriMas shall not be obligated to make any such filing within 12 months from the effective date of the next preceding filing made pursuant to this Paragraph 2, and (iii) TriMas may elect to defer, for a period not exceeding a total of 90 days, the preparation of any such Preferred Stock Registration Statement if in TriMas's good faith judgment pending or prospective business developments justify a temporary delay. All expenses (other than fees and expenses of any underwriters and counsel to Industries and the Preferred Stock Holders) in connection with registrations undertaken by TriMas pursuant to this Paragraph 2 shall be borne by TriMas. Industries shall be deemed to be the representative of all Preferred Stock Holders, with full authority to select a managing underwriter, withdraw or abandon the Preferred Stock Registration Statement, and make comparable decisions on behalf of all Preferred Stock Holders after reasonable consultation therewith.

        2 (b). Preferred Stock Registration Procedures. (i) Whenever TriMas shall file a Preferred Stock Registration Statement pursuant to this Paragraph 2, TriMas shall (A) thereafter, for such period of time as shall be required in connection with the transactions contemplated thereby and permitted by applicable rules, regulations and administrative practice, file all post-effective amendments and supplements thereto and all filings under the Securities Exchange Act of 1934 that are necessary or appropriate so that neither the Preferred Stock Registration Statement nor any related prospectus shall contain any material misstatement or omission relative to TriMas or any of its assets or its business or affairs and so that the Preferred Stock Registration Statement and such prospectus will otherwise comply with all applicable legal requirements, (B) furnish to Industries and the Preferred Stock Holders such number of copies of the Preferred Stock Registration Statement and any related preliminary prospectus, prospectus, post-effective amendment or supplement as Industries and the Preferred Stock Holders reasonably may request, and (C) take all action that may be necessary under the securities or Blue Sky laws of any state and as reasonably may be requested by Industries and the Preferred Stock Holders, to permit the public offering and sale of the Preferred Stock covered by the Preferred Stock Registration Statement; provided, however, that in no event shall TriMas be obligated to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Preferred Stock in any jurisdiction where it is not now subject. In connection with any such Preferred Stock Registration Statement, TriMas shall deliver to

Industries and the Preferred Stock Holders and any underwriters for Industries and the Preferred Stock Holders such indemnities, contribution agreements, opinions of counsel and letters of independent public accountants as are then customarily given to underwriters of registered public offerings and selling security holders. The underwriters and Industries and the Preferred Stock Holders shall deliver to TriMas such indemnities, contribution agreements and opinions as are then customarily given to issuers of registered public offerings.

        (ii) Anything in this Agreement to the contrary notwithstanding, TriMas shall not be obligated to file a Preferred Stock Registration Statement pursuant to this Paragraph 2 unless Industries and the Preferred Stock Holders shall have furnished TriMas in writing all information with respect to Industries and the Preferred Stock Holders, the Preferred Stock held by Industries and the Preferred Stock Holders and requested to be so included, the transaction or transactions which Industries and the Preferred Stock Holders contemplate and each underwriter who will act for Industries and the Preferred Stock Holders in connection therewith, that any law, rule or regulation requires to be disclosed therein.

        (iii) TriMas covenants that it will file the reports required to be filed by it under the Securities Exchange Act of 1934, as in effect from time to time, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will deliver to Industries at its request a written statement affirming that it has complied with such requirements.

        3 (a). Amendments and Waivers. This Agreement may not be amended or terminated, nor any condition or term hereof be waived orally, but only by an instrument in writing duly executed by the parties hereto or, in the case of a waiver, by the party otherwise entitled to performance.

        3 (b). Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors and assigns.

        3 (c). Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Michigan.

        3(d). Paragraph and Other Headings. The paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

MASCO CORPORATION                       TRIMAS CORPORATION

By [sig]                                By [sig]
  --------------------                     -------------------------


MASCO INDUSTRIES, INC.


By [sig]
  --------------------

                         [MASCO CORPORATION LETTERHEAD]


                                                April 21, 1992

Mr. Brian P. Campbell, President
TriMas Corporation
315 E Eisenhower Parkway
Suite 300
Ann Arbor, Michigan 48108

Dear Brian:

     This will confirm our understanding to modify the Registration Agreement dated December 27, 1988 among TriMas Corporation, Masco Corporation and Masco Industries (the "Registration Agreement"). The Registration Agreement currently limits Masco Corporation and Masco Industries from requesting more than one registration within a period of twelve months. At the request of your underwriters, each of Masco Corporation and Masco Industries agrees that it will not, for a period of 120 days after the effective date of TriMas' definitive prospectus relating to its proposed offering of Common Stock, provided that such effective date is prior to May 15, 1992, (i) offer for sale, sell, contract to sell or otherwise dispose of any shares of TriMas Common Stock, or (ii) exercise any Common Stock registration rights granted to each of them in the Registration Agreement (including but not limited to requesting registration of shares owned by others).

     In return for the foregoing, and whether or not TriMas' current registration statement it declared effective, TriMas agrees that the Registration Agreement is hereby modified so that if Masco Corporation or Masco Industries requests registration of shares of TriMas Common Stock heretofore sold to the respective executives of Masco Corporation and Masco Industries pursuant to the Executive Agreements (as defined below), and such registration is filed during 1992, they may also request that TriMas file not earlier than January 1, 1993 a second registration statement covering additional such shares of TriMas Common Stock heretofore sold pursuant to the Executive Agreements, even if such second registration is within twelve months of the effective date of the initial filing during 1992 (so long as such request otherwise complies with the terms of the Registration Agreement and is made not less than 90 days from the date of the initial such request). It is understood that if a registration request is made in 1992 and the registration statement is for any reason not filed during 1992, Masco Corporation or Masco Industries shall be entitled, prior to filing, to increase the number of shares covered by such request. All other provisions contained in the Registration Agreement

                         [MASCO CORPORATION LETTERHEAD]


Mr. Brian P. Campbell
April 21, 1992
Page 2

including but not limited to those limiting registration requests are unaffected hereby.

        In connection with the foregoing, we advise you as follows:

        1. All executives who have purchased TriMas stock from Masco Corporation or Masco Industries have done so pursuant to the agreements which shall be provided to you prior to any request for registration (the "Executive Agreements").

        2. None of the executives who have purchased TriMas stock pursuant to the Executive Agreements have notified Masco Corporation or Masco Industries that they wish to sell any of their TriMas stock in the immediate future.

        3. The Executive Agreements currently contain restrictions on sales of stock by the executive which do not permit the executives to sell in a registered offering more than 50% of such executive's TriMas stock subject to the Executive Agreements during 1992, and 75% of such stock by the end of 1993. Masco Corporation and Masco Industries will not amend, waive or modify the Executive Agreements to permit any sales in a registered offering in excess of these restrictions

        Please confirm TriMas' Agreement with the modifications set forth above which will become effective upon signature as provided below.

                                        Sincerely,

MASCO CORPORATION                       MASCO INDUSTRIES, INC.

By /s/ Richard A. Manoogian             By /s/ Richard A. Manoogian
  -------------------------               -------------------------
  Richard A. Manoogian                    Richard A. Manoogian


TriMas Corporation and the Oversight Committee of its Board of Directors concur with the foregoing.


TRIMAS CORPORATION                      OVERSIGHT COMMITTEE

By /s/ Brian P. Campbell                By /s/ Herbert S. Amster
  -------------------------               -------------------------
  Brian P. Campbell                       Herbert S. Amster
  President

                                        By /s/ Helmut F. Stern
                                          -------------------------
                                           Helmut F. Stern

                      AMENDMENT TO REGISTRATION AGREEMENT

        This is an Amendment dated as of January 5, 1993 to a Registration Agreement dated as of December 27, 1988 and amended as of April 21, 1992 (the "Registration Agreement") among TriMas Corporation, a Delaware corporation ("TriMas"), Masco Corporation, a Delaware corporation ("Masco"), and Masco Industries, Inc., a Delaware corporation ("Industries").

        WHEREAS, the common stock, par value $.01 per share, of TriMas is referred to herein as the "Common Stock";

        WHEREAS, Masco and Industries have certain registration rights pursuant to the Registration Agreement with respect to their shares of Common Stock;

        WHEREAS, the Registration Agreement provides that Masco and Industries may assign certain of their registration rights under certain circumstances to transferees who purchase shares of Common Stock from Masco and Industries;

        WHEREAS, Masco and Industries sold certain shares of Common Stock (the "Executive Shares") to certain members of their senior management, including Richard A. Manoogian (the "Executives"), pursuant to letter agreements dated June 29, 1989 (the "Executive Letter Agreements");

        WHEREAS, Masco and Industries gave the Executives certain registration rights pursuant to the Executive Letter Agreements with respect to the Executive Shares;

        WHEREAS, TriMas, Masco, and Industries wish to amend the Registration Agreement to alter the arrangements for registration of the Executive Shares and to address certain other issues in connection therewith; and

        WHEREAS, Masco, Industries, and the Executives are entering into conforming amendments to the Executive Letter Agreements concurrently herewith;

        NOW, THEREFORE, the parties hereto agree as follows:

        A. Paragraph 1 of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

        "1. Registration of TriMas Common Stock.

        (a) Masco and Industries. At any time that Masco and Industries own in the aggregate at least 20% of the outstanding Common Stock, whenever TriMas shall receive a written request on behalf of Masco or Industries requesting TriMas to file a registration statement under the Securities Act of 1933, as in effect at the relevant time (the "Securities Act"), or a comparable statement under any similar federal statute then in effect (in either case a "Common Stock Registration Statement"), with respect to any or all of the Common Stock of the requesting party, TriMas shall promptly prepare and file a Common Stock Registration Statement covering the Common Stock requested to be registered and any other Common Stock of Masco or Industries or of registered holders (other than the Executives) who acquired such Common Stock from Masco or Industries and who have obtained a written agreement from Masco or Industries to participate hereunder (which agreement shall have been filed with TriMas), which, upon inquiry to be then made of Masco, Industries, and all such other holders by TriMas, is requested by such holders ("the Common Stock Holders") to be included therein, and use its best efforts to cause the Common Stock Registration Statement to become effective and remain effective for the period required to permit the public offering and sale of the Common Stock covered thereby; provided, however, that (i) TriMas shall not be obligated to make any such filing with respect to less than 600,000 shares of Common Stock (as adjusted from time to time for stock splits, dividends and similar events after the date of this amendment), (ii) TriMas shall not be obligated to make any such filing within 12 months after the effective date of the next preceding filing made pursuant to this Paragraph 1(a), (iii) TriMas may elect to defer, for a period not exceeding a total of 90 days, the filing of any such Common Stock Registration Statement if in its good faith judgment pending or prospective business developments justify a temporary delay, and (iv) TriMas shall not be obligated to effect any "shelf" registration pursuant to this Paragraph 1(a). All expenses (other than fees and expenses of any underwriters and counsel to Masco, Industries, and the Common Stock Holders) in connection with any registration undertaken by TriMas pursuant to this Paragraph 1(a) shall be borne by TriMas. Either Masco or Industries, as determined by which of them first requests the filing of each Common Stock Registration Statement, shall be deemed to be the representative of the other and of all other Common Stock Holders, with full authority to select a managing underwriter, withdraw or abandon the Common Stock Registration Statement, and make comparable decisions on behalf of the other and of all other Common Stock Holders after reasonable consultation therewith.

        (b) Richard A. Manoogian. If TriMas shall receive a written request on behalf of Richard A. Manoogian on or before June 30, 1996 requesting TriMas to file a Common Stock Registration Statement with respect to any or all of the Executive Shares which he purchased under his Executive Letter Agreements, TriMas shall promptly prepare and file a Common Stock Registration Statement covering the Executive Shares requested to be registered, and use its best efforts to cause the Common Stock Registration Statement to become effective and remain effective for the period required to permit the public offering and sale of the Executive Shares covered thereby; provided, however, that (i) TriMas shall not be obligated to make any such filing with respect to less than 600,000 Executive Shares (as adjusted from time to time for stock splits, dividends and similar events after the date of this amendment), (ii) TriMas shall not be obligated to make more than one such filing pursuant to this Paragraph 1(b), (iii) TriMas may elect to defer, for a period not exceeding a total of 90 days, the filing of any such Common Stock Registration Statement if in its good faith judgment pending or prospective business developments justify a temporary delay, and (iv) TriMas shall not be obligated to effect any "shelf" registration pursuant to this Paragraph 1(b). All expenses (other than fees and expenses of any underwriters and counsel to Richard A. Manoogian) in connection with any registration undertaken by TriMas pursuant to this Paragraph 1(b) shall be borne by TriMas.

        (c) Other Executives. Promptly on or after the date of this Amendment, TriMas shall prepare and file a Common Stock Registration Statement covering 645,000 Executive Shares (as adjusted from time to time for stock splits, dividends and similar events after the date of this amendment) owned by the Executives other than Richard A. Manoogian (with such shares to be registered allocated among such Executives according to the number of shares each such Executive purchased under his Executive Letter Agreement), and shall use its best efforts to cause the Common Stock Registration Statement to become effective as soon as possible. Furthermore, on or before December 31, 1993, TriMas shall prepare and file a Common Stock Registration Statement covering an additional 215,000 Executive Shares (as adjusted from time to time for stock splits, dividends and similar events after the date of this amendment) owned by the Executives other than Richard A. Manoogian (with such shares to be registered allocated among such Executives according to the number of shares each such Executive purchased under his Executive Letter Agreement), and shall use its best efforts to cause the Common Stock Registration Statement to become effective as soon as possible thereafter; provided, however, that TriMas may elect to defer, for a period not exceeding a total of 90 days, the filing of such Common Stock Registration Statement if in its good faith judgment pending or prospective business developments justify a temporary delay. TriMas shall use its best efforts to keep each such Common Stock Registration Statement effective and in compliance with the Securities Act on a continuous basis
(i.e., a "shelf" registration), and to provide the Executives with prospectuses and prospectus supplements in compliance with the Securities Act as may be required from time to time, until the earlier of (A) June 30, 1996 or (B) the date when none of the Executives retains any of the Common Stock registered thereunder. All expenses (other than fees and expenses of counsel to the Executives) in connection with the initial registration pursuant to this Paragraph 1(c) shall be borne by TriMas. All expenses in connection with the second registration pursuant to this Paragraph 1(c) shall be borne by Masco and Industries on behalf of their respective Executives, allocated among such Executives and ultimately between Masco and Industries according to the number of shares each such Executive is registering, except that TriMas will bear normal accounting expenses (e.g., consents). Any
Executive who proposes to sell any shares of Common Stock under a Common Stock Registration Statement pursuant to this Paragraph 1(c) shall notify the Vice President - General Counsel or the Vice President - Investments of Masco, who in turn shall notify the President (or, if the President is absent or unavailable, any Vice President) of TriMas, and the Executive will not consummate such sale until the President or a Vice President of TriMas has been notified (or if more than 10 days have elapsed since the last such notice was given); provided, however, that following a "Change in Control" of Masco (as defined in the Executive Letter Agreements) such Executive may notify the President (or, if the President is absent or unavailable, any Vice President) of TriMas directly. TriMas will have the right at any time to suspend all sales of Executive Shares under this Paragraph 1(c), for a period not exceeding a total of 90 days, by notice to Masco, Industries, and the Executives (with a copy to the Vice President - General Counsel of Masco) if in its good faith judgment the relevant prospectus contains an untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. The Executives shall sell their Executive Shares under the Common Stock
Registration Statements pursuant to this Paragraph 1(c) only in accordance with the terms of the related prospectuses and any prospectus supplements, and shall not sell any Executive Shares pursuant to any such Common Stock Registration Statement while any suspension of sales thereunder is in effect.

        (d) Registration Procedures.

        (i) Whenever TriMas shall file a Common Stock Registration Statement pursuant to this Paragraph 1, TriMas shall (A) thereafter, for such period of time as shall be required in connection with the transactions contemplated thereby and permitted by applicable rules, regulations, and administrative practice, file all post-effective amendments and supplements thereto and all filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are necessary or appropriate so that neither the Common Stock Registration Statement nor any related prospectus shall contain any material misstatement or omission relative to TriMas or any of its assets or its business or affairs and so that the Common Stock Registration Statement and such prospectus will otherwise comply with all applicable legal requirements,
(B) furnish to Masco, Industries, the Executives, and the other Common Stock Holders such number of copies of the Common Stock Registration Statement and any related preliminary prospectus, prospectus, post-effective amendment, or supplement as Masco, Industries, the Executives, and the other Common Stock Holders reasonably may request, and (C) take all action that may be necessary under the securities or Blue Sky laws of any state and as reasonably may be requested by any of Masco, Industries, the Executives, and the other Common Stock Holders to permit the public offering and sale of the Common Stock covered by the Common Stock Registration Statement; provided, however, that in no event shall TriMas be obligated to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Common Stock, in any jurisdiction where it is not now subject; provided, further, that the obligations of TriMas under this clause (i) shall be subject to the provisions of the next to last sentence of Paragraph 1(c) above.

        (ii) In connection with any such Common Stock Registration Statement, TriMas shall deliver to Masco, Industries, the Executives, and the other Common Stock Holders and any underwriters acting for them such indemnities, contribution agreements, opinions of counsel, and letters of independent public accountants as are then customarily given to underwriters of registered public offerings and selling security holders. Masco, Industries, the Executives, and the other Common Stock Holders and any underwriters acting for them shall deliver to TriMas such indemnities, contribution agreements, and opinions as are then customarily given to issuers of registered public offerings.

        (iii) Anything in this Agreement to the contrary notwithstanding, TriMas shall not be obligated to file a Common Stock Registration statement pursuant to this Paragraph 1, or to permit such Common Stock Registration Statement to become effective if filed, unless Masco, Industries, the Executives, and the other Common Stock Holders shall have furnished TriMas in writing all information with respect to the Common Stock Holders, the Common Stock held by the Common Stock Holders and requested to be so included, the transaction or transactions which the Common Stock Holders contemplate, and each underwriter who will act for the Common Stock Holders in connection therewith, that any law, rule, or regulation requires to be disclosed therein.

        (iv) TriMas covenants that it will file on a timely basis the reports required to be filed by it under the Exchange Act, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will deliver to Masco and Industries at their request a written statement affirming that it has complied with such requirements."

        B. Except as provided herein, the Registration Agreement shall remain in full force and effect and not otherwise be modified or affected by the provisions hereof. This Amendment to Registration Agreement may be executed in multiple counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Registration Agreement as of the date first set forth above.

MASCO CORPORATION                       MASCO INDUSTRIES, INC.

By: /s/ Richard A. Manoogian            By: /s/ Richard A. Manoogian
   -------------------------               -------------------------
   Richard A. Manoogian                    Richard A. Manoogian
   Chairman                                Chairman

TRIMAS CORPORATION                      TRIMAS OVERSIGHT COMMITTEE

By:                                     By:
   --------------------                    ------------------------
   Brian P. Campbell                       Herbert S. Amster
   President

                                        By:
                                           ------------------------
                                           Helmut F. Stern

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Registration Agreement as of the date first set forth above.

MASCO CORPORATION                       MASCO INDUSTRIES, INC.

By:                                     By:
   ---------------------                   -----------------------
   Richard A. Manoogian                    Richard A. Manoogian
   Chairman                                Chairman

TRIMAS CORPORATION                      TRIMAS OVERSIGHT COMMITTEE

By: /s/ Brian P. Campbell               By: /s/ Herbert S. Amster
    ----------------------                 ----------------------
    Brian P. Campbell                      Herbert S. Amster
    President

                                        By: /s/ Helmut F. Stern
                                           -----------------------
                                           Helmut F. Stern

                      AMENDMENT TO REGISTRATION AGREEMENT

        This is an Amendment dated as of May 26, 1994 to a Registration Agreement dated as of December 27, 1988 and amended as of April 21, 1992 and January 5, 1993 (the "Registration Agreement") among TriMas Corporation, a Delaware corporation ("TriMas"), Masco Corporation, a Delaware corporation ("Masco"), and MascoTech, Inc. (formerly Masco Industries, Inc.), a Delaware corporation ("Industries").

        WHEREAS, the common stock, par value $.01 per share, of TriMas is referred to herein as the "Common Stock";

        WHEREAS, Masco and Industries have certain registration rights pursuant to the Registration Agreement with respect to their shares of Common Stock;

        WHEREAS, the Registration Agreement provides that Masco and Industries may assign certain of their registration rights under certain circumstances to transferees who purchase shares of Common Stock from Masco and Industries;

        WHEREAS, Masco and Industries sold certain shares of Common Stock (the "Executive Shares") to certain members of their senior management (the "Executives"), including Richard A. Manoogian, pursuant to letter agreements dated June 29, 1989 (the "Executive Letter Agreements");

        WHEREAS, Masco and Industries gave the Executives certain registration rights pursuant to the Executive Letter Agreements with respect to the Executive Shares;

        WHEREAS, TriMas, Masco, and Industries wish to amend the Registration Agreement to alter the arrangements for registration of the Executive Shares owned by Richard A. Manoogian; and

        WHEREAS, Masco, Industries and Richard A. Manoogian are entering into conforming amendments to Richard A. Manoogian's Executive Letter Agreements concurrently herewith.

        NOW, THEREFORE, the parties hereto agree as follows:

        A. Paragraph 1(b) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

        "(b) Richard A. Manoogian. Promptly on or after the date of this Amendment, TriMas shall prepare and file a Common Stock Registration Statement covering all of the Executive Shares which Richard A. Manoogian purchased under his Executive Letter Agreements (as adjusted from time to time for stock splits, dividends and similar events) and shall use its best efforts to cause the Common Stock Registration Statement to become effective as soon as possible. TriMas shall use its best efforts to keep such Common Stock Registration Statement effective and in compliance with the Securities Act on a continuous basis (i.e., a "shelf" registration), and to provide Richard A. Manoogian with prospectuses and prospectus supplements in compliance with the Securities Act as may be required from time to time, until the earlier of (A) June 30, 1996 or (B) the date when Richard A. Manoogian ceases to own any of the Common Stock registered thereunder. All expenses (other than fees and expenses of counsel to Richard A. Manoogian) in connection with such registration pursuant to this Paragraph 1(b) shall be borne by TriMas. If Richard A. Manoogian proposes to sell any shares of Common Stock under such Common Stock Registration Statement pursuant to this Paragraph 1(b), he shall notify the Vice President - General Counsel or the Vice President - Investments of Masco, who in turn shall notify the President (or, if the President is absent or unavailable, any Vice President) of TriMas, and he shall not consummate such sale until the President or a Vice President of TriMas has been notified (or if more than 10 days have elapsed since the last such notice was given); provided, however, that following a "Change in Control" of Masco (as defined in the Executive Letter Agreement) he may notify the President (or, if the President is absent or unavailable, any Vice President) of TriMas directly. TriMas will have the right at any time to suspend all sales of Executive Shares under this Paragraph 1(b), for a period not exceeding a total of 90 days, by notice to Richard A. Manoogian if in its good faith judgment the relevant prospectus contains an untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. Richard A. Manoogian shall sell his Executive Shares under the Common Stock Registration Statement pursuant to this Paragraph 1(b) only in accordance with the terms of the related prospectus and any prospectus supplements, and shall not sell any Executive Shares pursuant to such Common Stock Registration Statement while any suspension of sales thereunder is in effect. In lieu of a Common Stock Registration Statement, TriMas at its option may utilize a prospectus or prospectus supplement under its currently effective shelf registration statement, in which event the rights and obligations with respect thereto shall be the same as if TriMas had filed a Common Stock Registration Statement."

        B. Except as provided herein, the Registration Agreement shall remain in full force and effect and not otherwise be modified or affected by the provisions hereof. This Amendment to Registration Agreement may be executed in multiple counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Registration Agreement as of the date first set forth above.

MASCO CORPORATION                       MASCOTECH, INC.

By                                      By ____________________________
  -----------------------
  Richard A. Manoogian                     Richard A. Manoogian
  Chairman                                 Chairman

TRIMAS CORPORATION                      TRIMAS OVERSIGHT COMMITTEE

By  /s/ Brian P. Campbell               By /s/ Herbert S. Amster
  -----------------------                  ----------------------------
  Brian P. Campbell                        Herbert S. Amster
  President

                                        By ____________________________
                                           Helmut F. Stern

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Registration Agreement as of the date first set forth above.

MASCO CORPORATION                       MASCOTECH, INC.

By /s/ Richard A. Manoogian             By /s/ Richard A. Manoogian
  -------------------------               --------------------------
  Richard A. Manoogian                     Richard A. Manoogian
  Chairman                                 Chairman

TRIMAS CORPORATION                      TRIMAS OVERSIGHT COMMITTEE

By                                      By
  -------------------------               -------------------------
  Brian P. Campbell                        Herbert S. Amster
  President

                                        By /s/ Helmut F. Stern
                                           -------------------------
                                           Helmut F. Stern

                      AMENDMENT TO REGISTRATION AGREEMENT

        This is an Amendment dated as of May 15, 1996 to a Registration Agreement dated as of December 27, 1988 and amended as of April 21, 1992, January 5, 1993 and May 26, 1994 (the "Registration Agreement") among TriMas Corporation, a Delaware corporation ("TriMas"), Masco Corporation, a Delaware corporation ("Masco"), and MascoTech, Inc. (formerly Masco Industries, Inc.), a Delaware corporation ("Industries").

        WHEREAS, TriMas, Masco, and Industries wish to amend the Registration Agreement to alter the arrangements for registration of the Executive Shares owned by Richard A. Manoogian.

        NOW, THEREFORE, the parties hereto agree as follows:

        A. The second sentence of Paragraph l(b) of the Registration Agreement is hereby amended by deleting the year "1996" and by substituting therefor the year "1997".

        B. Except as provided herein, the Registration Agreement shall remain in full force and effect and not otherwise be modified or affected by the provisions hereof. This Amendment to Registration Agreement may be executed in multiple counterparts.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment to Registration Agreement as of the date first set forth above.


MASCO CORPORATION                       MASCOTECH, INC.


By /s/ Richard A. Manoogian             By /s/ Richard A. Manoogian
  -------------------------               -------------------------
  Richard A. Manoogian                    Richard A. Manoogian
  Chairman                                Chairman

TRIMAS CORPORATION                      TRIMAS OVERSIGHT COMMITTEE

By /s/ Brian P. Campbell                By /s/ Herbert S. Amster
  -------------------------               -------------------------
  Brian P. Campbell                       Herbert S. Amster
  President

                                        By /s/ Helmut F. Stern
                                          -------------------------
                                           Helmut F. Stern

                                 ACKNOWLEDGMENT

     I acknowledge that the Letter Agreements with each of Masco Corporation and MascoTech, Inc. dated as of June 29, 1989 are amended to conform with the Registration Agreement, as amended, and that the Letter Agreements shall otherwise continue in full force and effect.

                                           /s/ Richard A. Manoogian
                                           --------------------------
                                           Richard A. Manoogian